Exhibit 10.11

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of February 26, 2008, among JTH TAX, INC., a Delaware corporation (the “Borrower”), WEFILE INC., a Virginia corporation (“WeFile”), LTS SOFTWARE INC., a Virginia corporation (“LTS Software”), LTS PROPERTIES, LLC, a Virginia limited liability company (“LTS Properties”) and each other Subsidiary of the Borrower hereafter becoming a party hereto (Borrower, WeFile, LTS Software, LTS Properties and each other Subsidiary of the Borrower hereafter becoming a party hereto shall be collectively known as the “Grantors”, and individually as a “Grantor”), in favor of SUNTRUST BANK, a Georgia banking corporation, as the Administrative Agent (the “Administrative Agent”), on its behalf and on behalf of the other banks and lending institutions (the “Lenders”) from time to time party to the Revolving Credit Agreement, dated as of the date hereof, by and among the Borrower, the Lenders, the Administrative Agent, and SunTrust Bank, as Issuing Bank and as Swingline Lender (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to establish a revolving credit facility on behalf of the Borrower; and

WHEREAS, it is a condition precedent to the obligations of the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement that the Grantors enter into this Agreement to secure all obligations of the Borrower under the Credit Agreement, secure the obligations of each Subsidiary of the Borrower under the Subsidiary Guaranty Agreement and all other Loan Documents to which each Grantor is a party, and to secure all Hedging Obligations owed to the Administrative Agent, any Lender or any of their affiliates to the extent expressly permitted by the Credit Agreement, and the Grantors desire to satisfy such condition precedent.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01                            Definitions.  Capitalized terms defined in the Credit Agreement and not otherwise defined herein, when used in this Agreement shall have the respective meanings provided for in the Credit Agreement.  The following additional terms, when used in this Agreement, shall have the following meanings:

“Account Debtor” shall mean any person or entity that is obligated under an Account.

“Accounts” shall mean all “accounts” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights, and, in any event, shall mean and include, without limitation, (a) all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to any Grantor arising from the sale or lease of goods or other property by any Grantor or the performance of services by any Grantor (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the UCC in effect in any jurisdiction), (b) all of each Grantor’s rights in, to and under all purchase and sales orders for goods, services or other property, and all of each Grantor’s rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers’ rights of rescission, replevin, reclamation and rights to stoppage in transit), (c) all monies due to or to become due to any Grantor under all contracts for the sale, lease or exchange of goods or other property or the performance of services by any Grantor (whether or not yet earned by performance on the part of such Grantor), and (d) all collateral security and guarantees of any kind given to any Grantor with respect to any of the foregoing.

“Chattel Paper” shall mean all “chattel paper” (as defined in the UCC) owned or acquired by any Grantor or in which any Grantor has or acquires any rights.

“Collateral” shall mean, collectively, all of the following:

(i)                                     all Accounts;

(ii)                                  all Chattel Paper;

(iii)                               all Deposit Accounts;

(iv)                              all Documents;

(v)                                 all Equipment;

(vi)                              all Fixtures;

(vii)                           all General Intangibles;

(viii)                        all Instruments;

(ix)                                all Inventory;

(x)                                   all Investment Property;

(xi)                                all Software;

(xii)                             all money, cash or cash equivalents;

(xiii)                          all other goods and personal property, whether tangible or intangible;

(xiv)                         all Supporting Obligations and Letter-of-Credit Rights of any Grantor;

(xv)                            all books and records pertaining to any of the Collateral (including, without limitation, credit files, Software, computer programs, printouts and other computer materials and records but excluding customer lists); and

(xvi)                         All products and Proceeds of all or any of the Collateral described in clauses (i) through (xv) hereof.

“Copyright License” shall mean any and all rights of any Grantor under any written agreement granting any right to use any Copyright or Copyright registration.

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor or in which any Grantor now has or hereafter acquires any rights: (a) all copyrights and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

“Deposit Accounts” shall mean all “deposit accounts” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights, or other receipts, of any Grantor covering, evidencing or representing rights or interest in such deposit accounts, other than escrow accounts maintained solely for the benefit of parties other than Loan Parties, the funds in which are not owned, nor are any contingent rights of ownership possessed, by such Grantor.

“Documents” shall mean all “documents” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights, or other receipts, of any Grantor covering, evidencing or representing goods.

“Equipment” shall mean all “equipment” (as defined in the UCC) now owned or hereafter acquired by any Grantor and wherever located, and, in any event, shall include without limitation all machinery, furniture, furnishings, processing equipment, conveyors, machine tools, engineering processing equipment, manufacturing equipment, materials handling equipment, trade fixtures, trucks, trailers, forklifts, vehicles, computers and other electronic data processing and other office equipment of any Grantor, and any and all additions, substitutions and replacements of any of the foregoing, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, all fuel therefore and all manuals, drawings, instructions, warranties and rights with respect thereto.

“Event of Default” shall have the meaning set forth for such term in Section 7 hereof.

“General Intangibles” shall mean all “general intangibles” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights and, in any event, shall include all right, title and interest in or under all contracts, all customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), choses in action,  rights to receive tax refunds and other payments, rights of indemnification, all books and records, correspondence, credit files, invoices, tapes, cards, computer runs, domain names, prospect lists, customer lists and other papers and documents.

“Instruments” shall mean all “instruments” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights and, in any event, shall include all promissory notes, all certificates of deposit and all letters of credit evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts or other obligations owed to any Grantor.

“Intellectual Property” shall mean all of the following now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights: (a) all Patents, patent rights and patent applications, Copyrights and copyright applications, Trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, applications for registration of trademarks, trade names and service marks, fictitious names registrations and trademark, trade name and service mark registrations, and all derivations thereof; and (b) Patent Licenses, Trademark Licenses, Copyright Licenses and other licenses to use any of the items described in the preceding clause (a), and any other similar items necessary to conduct or operate the business of each Grantor.

“Inventory” shall mean all “inventory” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights and, in any event, shall include all goods owned or held for sale or lease to any other Persons.

“Investment Property” shall mean all “investment property” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights and, in any event, shall include all “certificated securities”, “uncertificated securities”, “security entitlements”, “securities accounts”, “commodity contracts” and “commodity accounts” (as all such terms are defined in the UCC) of each Grantor.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” (as defined in the UCC), now owned or hereafter acquired by any Grantor, including rights to payment or performance under a letter of credit, whether or not any Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

“License” shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests of each Grantor in Intellectual Property.

“Patent License” shall mean any written agreement now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights granting any right with respect to any property, process or other invention on which a Patent is in existence.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country; and (b) all reissues, continuations, continuations-in-part and extensions thereof.

“Proceeds” shall mean all “proceeds” (as defined in the UCC) of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, the Collateral, and, in any event, shall mean and include all claims against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of any Collateral, and any condemnation or requisition payments with respect to any Collateral and the following types of property acquired with cash proceeds:  Accounts, Inventory, General Intangibles, Documents, Instruments and Equipment.

“Secured Obligations” shall mean (i) all Obligations of the Borrower, (ii) all obligations of each other Grantor under the Subsidiary Guaranty Agreement and all other Loan Documents to which such other Grantor is a party to (whether for principal, interest, fees, expenses, indemnity or reimbursement payments, or otherwise), (iii) all renewals, extensions, refinancings and modifications thereof, and (iv) all reasonable costs and expenses incurred by the Administrative Agent in connection with the exercise of its rights and remedies hereunder (including reasonable attorneys’ fees).

“Secured Parties” shall mean the Administrative Agent, the Lenders, the Specified Hedge Providers and the Specified Treasury Management Providers.

“Security Interests” shall mean the security interests granted to the Administrative Agent on its behalf and on behalf of the Secured Parties pursuant to Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

“Software” shall mean all “software” (as defined in the UCC), now owned or hereafter acquired by any Grantor, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Specified Hedge Provider” means each party to a Hedging Transaction incurred to limit interest rate or fee fluctuation with respect to the Loans and Letters of Credit if at the date of entering into such Hedging Transaction such person was a Lender or an Affiliate of a Lender and such person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the Administrative Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Article 9 and 10 of the Credit Agreement.

“Specified Treasury Management Provider” means each Lender or an Affiliate of a Lender that provides products of the type described in the definition of “Treasury Management Obligations” contained in the Credit Agreement to any of the Loan Parties and such Person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the

Administrative Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Article 9 and 10 of the Credit Agreement.

“Supporting Obligations” means all “supporting obligations” (as defined in the UCC), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Trademark License” shall mean any written agreement now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any such rights granting to any Grantor any right to use any Trademark.

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any such rights: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, designs and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all reissues, extensions or renewals thereof and (iii) all goodwill associated with or symbolized by any of the foregoing.

“UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in the Commonwealth of Virginia; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Virginia, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“United States” or “U.S.” shall mean the United States of America, any of the fifty states thereof, and the District of Columbia.

SECTION 2.           Representations and Warranties.  Each Grantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, as follows:

(a)                                  Such Grantor (i) has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Security Interest hereunder free and clear of any Liens other than Liens expressly permitted under Section 7.2 of the Credit Agreement and (ii) has good and marketable title to the Collateral owned by such Grantor.

(b)                                 Other than financing statements, security agreements, or other similar or equivalent documents or instruments with respect to Liens expressly permitted under Section 7.2 of the Credit Agreement, no financing statement, mortgage, security agreement or similar or equivalent document or instrument evidencing a Lien on all or any part of the Collateral is on file or of record in any jurisdiction.  None of the Collateral is in the possession of a Person (other than any Grantor) asserting any claim thereto or security interest therein, except that the Administrative Agent or its designee may have possession of Collateral as contemplated hereby.

(c)                                  When the UCC financing statements in appropriate form are filed in the offices specified on Schedule I attached hereto, the Security Interests shall constitute valid and perfected security interests in the Collateral, prior to all other Liens and rights of others therein except for the Liens expressly permitted under Section 7.2 of the Credit Agreement, to the extent that a security interest therein may be perfected by filing pursuant to the UCC, assuming the proper filing and indexing thereof.

(d)                                 All Inventory and Equipment is insured in accordance with the requirements of the Credit Agreement.

(e)                                  None of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC).

(f)                                    Schedule II correctly sets forth each Grantor’s state of organization, taxpayer identification number, organizational identification number and correct legal name indicated on the public record of such Grantor’s jurisdiction of organization which shows such Grantor to be organized.

(g)                                 The Perfection Certificate, which is attached hereto as Schedule III,  correctly sets forth (i) all names and tradenames that each Grantor has used within the last five (5) years and the names of all Persons that have merged into or been acquired by each Grantor, (ii) the chief executive offices of each Grantor over the last five (5) years, (iii) all other locations in which tangible assets of each Grantor have been located in the last five (5) years, (iv) the name of each bank at which each Grantor maintains Deposit Accounts, the state or other jurisdiction of location of each such bank, and the account numbers for each Deposit Account, (v) all letters of credit under which each Grantor is a beneficiary, (vi) all third parties with possession of any Inventory or Equipment of each Grantor and (vii) each Grantor’s mailing address.

(h)                                 With respect to the Accounts of the Grantors:  (i) to the extent an Account arises out of goods sold and/or services furnished, (A) the goods sold and/or services furnished giving rise to each Account, to the extent applicable, are not subject to any security interest or Lien except the security interest granted to the Administrative Agent herein and Liens expressly permitted by Section 7.2 of the Credit Agreement, (B) such Account arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered) by a Grantor or for services actually rendered by a Grantor; (ii) each Account and the papers and documents of the applicable Grantor relating thereto are genuine and in all material respects what they purport to be; (iii) the amount of each Account as shown on the applicable Grantor’s books and records, and on all invoices and statements which may be delivered to the Administrative Agent with respect thereto, is due and payable to the applicable Grantor and is not in any way contingent (except for contingent Accounts relating to the sale, lease or other disposition of all or substantially all of the assets of a line of business or division of a Grantor); (iv) no Account is subject to set-offs, counterclaims or disputes existing or asserted with respect to any Account that in the aggregate could reasonably be expected to have a Material Adverse Effect, and no Grantor has made any agreement with any Account Debtor for any deduction from any Account except for deductions made in the ordinary course of its business; (v) there has been no development or event in respect of the validity or enforcement of any Account or Accounts or the amount payable thereunder as shown on the applicable Grantor’s books and records and all invoices and statements delivered to the Administrative Agent with respect thereto, which individually or in the aggregate has had or could be reasonably expected to have a Material Adverse Effect; and (vi) the right to receive payment under each Account is assignable except where the Account Debtor with respect to such Account is the United States government or any State government or any agency, department or instrumentality thereof, to the extent the assignment of any such right to payment is prohibited or limited by applicable law, regulations, administrative guidelines or contract.

(i)                                     With respect to any Inventory, (i) such Inventory is located at one of the Grantor’s locations set forth on the Perfection Certificate, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without the Administrative Agent’s prior consent, and if the Administrative Agent gives such consent, which shall not be unreasonably withheld, such Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements, (iii) such Grantor has good title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Administrative Agent and except as permitted by Section 7.2 of the Credit Agreement, (iv) such Inventory is not subject to any material licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (v) the completion of manufacture, sale or other disposition of such Inventory by the Administrative Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject.

(j)                                     Such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in the Perfection Certificate.  This Agreement is effective to create a valid and continuing Lien on and, upon filing of (i) the Copyright Security Agreements (as hereinafter defined) with the United States Copyright Office and filing of the Patent Security Agreements (as hereinafter defined) and the Trademark Security Agreements (as hereinafter defined) with the United States Patent and Trademark Office and (ii) the appropriate financing statements in the requisite offices, perfected security interests in favor of the Administrative Agent in such Grantor’s Patents, Trademarks and Copyrights and such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Grantor.  Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect the Administrative Agent’s Lien on such Grantor’s Patents, Trademarks or Copyrights shall have been duly taken.  Notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent shall only require perfection of its security interests in, or other registration with respect to, any Patent, Trademark or Copyright registered, or eligible to be registered, with a country other than the United States or any political subdivision thereof, to the extent that Administrative Agent determines, in its sole discretion, that such Patent, Trademark or Copyright, and the registration thereof in such other country or political subdivision thereof, is material to the applicable Grantor’s business.

SECTION 3.           The Security Interests.  In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms of the Credit Agreement, each Grantor hereby pledges, assigns, hypothecates, sets over and conveys to the Administrative Agent on its behalf and on behalf of the Secured Parties and grants to the Administrative Agent on its behalf and on behalf of the Secured Parties a continuing security interest in and to, all of its rights in and to all Collateral now or hereafter owned or acquired by such Grantor or in which such Grantor now has or hereafter has or acquires any rights, and wherever located.  The Security Interests are granted as security only and shall not subject the Administrative Agent or any Secured Party to, or transfer to the Administrative Agent or any Secured Party, or in any way affect or modify, any obligation or liability of the Grantor with respect to any Collateral or any transaction in connection therewith.

SECTION 4.           Further Assurances; Covenants.

(a)                                  General.

(i)                                     No Grantor shall change the location of its chief executive office or principal place of business unless it shall have given the Administrative Agent thirty (30) days’ prior notice thereof, as well as executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith.  No Grantor shall change the locations, or establish new locations, where it keeps or holds any of the Collateral or any records relating thereto from the applicable locations described in the Perfection Certificate attached hereto as Schedule III unless such Grantor shall have given the Administrative Agent thirty (30) days’ prior notice of such change of location. The foregoing covenant shall not apply to any Collateral (including trucks) perfected by recordation of the Administrative Agent’s Lien on the appropriate certificate of title.

(ii)                                  No Grantor shall change its name, organizational identification number, identity or jurisdiction or form of organization in any manner unless it shall have given the Administrative Agent thirty (30) days’ prior written notice thereof, and executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may reasonably request in connection therewith.  No Grantor shall merge or consolidate into, or transfer any of the Collateral to, any other Person other than another Grantor, other than as permitted by this Agreement and the Credit Agreement.

(iii)                               Each Grantor hereby authorizes the Administrative Agent, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the collateral covered by such financing statements as “all assets of the Grantor”, “all personal property of the Grantor” or words of similar effect, in such jurisdictions as are necessary or desirable in order to perfect the security interests granted by such Grantor under this Agreement.  Each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings with the United States Patent and Trademark Office, Copyright or Patent filings and any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Administrative Agent may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Administrative Agent to obtain the full benefits of this Agreement, or to enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of its Collateral.  Each Grantor hereby authorizes the Administrative Agent to execute and file financing statements, financing statement amendments or continuation statements on behalf of such Grantor.  Each Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.  Grantors shall pay the costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements necessary in the sole discretion of the Administrative Agent, to perfect the Administrative Agent and Secured Parties’ security interest in the Collateral.

(iv)                              Except as set forth in the Perfection Certificate attached hereto as Schedule III, no Grantor shall permit any of its tangible assets, including without limitation, its Inventory and Equipment, to be in the possession of any other Person unless pursuant to an agreement in form and substance satisfactory to the Administrative Agent and (A) such Person has acknowledged that (1) it holds possession of such Inventory, Equipment and other tangible assets, as the case may be, for the Administrative Agent’s benefit, subject to the Administrative Agent’s instructions, and (2) such Person does not have a Lien in such Inventory, Equipment or other tangible assets, (B) such Person agrees not to hold such Inventory, Equipment or other tangible assets on behalf of any other Person and (C) such Person agrees that, after the occurrence and during the continuance of an Event of Default and upon request by the Administrative Agent it will issue and deliver to the Administrative Agent warehouse receipts, bills of lading or any similar documents relating to such Collateral in the Administrative Agent’s name and in form and substance acceptable to the Administrative Agent.

(v)                                 No Grantor shall (A) sell, transfer, lease, exchange, assign or otherwise dispose of, or grant any option, warrant or other right with respect to, any of its Collateral other than sales of assets permitted under Section 7.6 of the Credit Agreement; or (B) create, incur or suffer to exist any Lien with respect to any Collateral, except for the Liens expressly permitted under Section 7.2 of the Credit Agreement.

(vi)                              Each Grantor will, promptly upon request, provide to the Administrative Agent all information and evidence it may reasonably request concerning the Collateral, to enable the Administrative Agent to enforce the provisions of this Agreement.

(vii)                           Each Grantor shall take all actions necessary or reasonably requested by the Administrative Agent in order to maintain the perfected status of the Security Interests.

(viii)                        Except as permitted by Section 8.9A-509(d)(2) of the UCC, no Grantor shall file any amendment to or termination of a financing statement naming any Grantor as debtor and the Administrative Agent as secured party, or any correction statement with respect thereto, in any jurisdiction until such time as the Secured Obligations have been satisfied and the Administrative Agent has authorized such filing.

(ix)                                Each Grantor shall take all steps necessary to grant the Administrative Agent control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

(b)                                 Accounts, Etc.

(i)                                     Each Grantor shall use all commercially reasonable efforts consistent with prudent business practice to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account.  The costs and expenses (including, without limitation, reasonable attorneys’ fees actually incurred) of collection of Accounts incurred by such Grantor or the Administrative Agent shall be borne by the Grantors.

(ii)                                  Upon the occurrence and during the continuance of any Event of Default, each Grantor shall, at the request and option of the Administrative Agent, notify Account Debtors and other Persons obligated on the Accounts or any of the Collateral of the security interest of Administrative Agent in any Account or other Collateral and that payment thereof is to be made directly to the Administrative Agent, and may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon any Grantor, so notify Account Debtors and other Persons obligated on Collateral.  After the making of such a request or the giving of any such notification, each Grantor shall hold any proceeds of collection of the Accounts and such other Collateral received by such Grantor as trustee for the Administrative Agent without commingling the same with other funds of such Debtor and shall turn the same over to the Administrative Agent in the identical form received, together with any necessary endorsements or assignments.  The Administrative Agent shall apply the proceeds of collection of the Accounts and other Collateral received by the Administrative Agent to the Obligations in accordance with the provisions of the

Credit Agreement, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them..

(iii)                               Each Grantor will perform and comply in all material respects with all of its obligations in respect of Accounts, Instruments and General Intangibles.

(iv)                              Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of its Accounts, contracts and agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement.  Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(v)                                 At any time and from time to time,  the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications.  Upon the Administrative Agent’s request and at the expense of the Grantors, the Grantors shall cause their independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided, however, that, so long as no Event of Default has occurred and is continuing, the Grantors shall only be required to pay for such reports once per fiscal year after the first request therefor by the Administrative Agent. The Administrative Agent in its own name or in the name of others may communicate with Account Debtors on the Accounts to verify with them to the Administrative Agent’s reasonable satisfaction the existence, amount and terms of any Accounts.

(c)                                  Equipment, Etc.  Each Grantor shall, (i) within ten (10) days after a written request by the Administrative Agent, in the case of Equipment now owned, and (ii) following a request by the Administrative Agent pursuant to subclause (i) above, within ten (10) days after acquiring any other Equipment, deliver to the Administrative Agent, any and all certificates of title, and applications therefor, if any, of such Equipment and shall cause the Administrative Agent to be named as lienholder on any such certificate of title and applications.  No Grantor shall permit any such items to become a fixture to real estate or an accession to other personal property unless such real estate or personal property is the subject of a fixture filing (as defined in the UCC) creating a first priority perfected Lien in favor of the Administrative Agent.

(d)                                 Patents, Trademarks, Etc.  Each Grantor shall notify the Administrative Agent within a reasonable time after the occurrence of each of the following (i) such Grantor’s acquisition after the date of this Agreement of any material Intellectual Property and (ii) a Responsible Officer of such Grantor obtaining knowledge, or reason to know, that any application or registration relating to any Intellectual Property owned by or licensed to such Grantor is reasonably likely to become abandoned or dedicated, or of any material adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Grantor’s ownership of any material Intellectual Property, its right to register the same, or to keep and maintain the same.  Each Grantor will, contemporaneously herewith, execute and deliver to the Administrative Agent the Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement in the forms of Exhibit A, Exhibit B and Exhibit C hereto, as necessary, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent’s interest in any part of the Intellectual Property.  Notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent shall only require perfection of its security interests in, or other registration with respect to, any Patent, Trademark or Copyright registered, or eligible to be registered, with a country other than the United States or any political subdivision thereof, to the extent that Administrative Agent determines, in its sole discretion, that such Patent, Trademark or Copyright, and the registration thereof in such other country or political subdivision thereof, is material to the applicable Grantor’s business.

(e)                                  Deposit Accounts, Chattel Paper, Investment Property and Letters of Credit.

(i)                                     No Grantor shall open or maintain any Deposit Accounts other than those listed on the Perfection Certificate attached hereto as Schedule III and such other Deposit Accounts as such Grantor shall open and maintain with the consent of the Administrative Agent subject to control agreements, in form and substance satisfactory to the Administrative Agent in its sole discretion, executed by such Grantor, the bank at which the deposit account is located and the Administrative Agent.

(ii)                                  No Grantor shall become the beneficiary of any Letters of Credit, unless the issuer of the Letter of Credit has consented to the assignment of the proceeds of such Letter of Credit to the Administrative Agent which consent shall not be unreasonably withheld, such assignment to be in form and substance acceptable to the Administrative Agent.

(iii)                               Each Grantor, at any time and from time to time, will (a) take such steps as the Administrative Agent may reasonably request from time to time for the Administrative Agent to obtain “control” of any Investment Property or electronic Chattel Paper, with any agreements establishing control to be in form and substance reasonably satisfactory to the Administrative Agent, and (b) otherwise to insure the continued perfection and priority of the Administrative Agent’s security interest in any of the Collateral and of the preservation of its rights therein.

(f)                                    Commercial Tort Claims.  If any Grantor shall at any time acquire a “commercial tort claim” (as such term is defined in the UCC) with a claim for damages that could reasonably be expected to be in excess of Fifty Thousand Dollars ($50,000), such Grantor shall promptly notify the Administrative Agent thereof in a writing, providing a reasonable description and summary thereof, and shall execute a supplement to this Agreement granting a security interest in such commercial tort claim to the Administrative Agent.

(g)                                 Insurance.  Each Grantor shall have its Equipment and Inventory insured against loss or damage by fire, theft, burglary, pilferage, loss in transportation and such other hazards as the Administrative Agent shall reasonably specify, by reputable and financially viable insurers (having a rating of A or A-:  Class V or better by Best’s Key Rating Guide), in amounts satisfactory to the Administrative Agent and under policies containing loss payable clauses satisfactory to the Administrative Agent.  Any such insurance policies, or certificates or other evidence thereof satisfactory to the Administrative Agent, shall be deposited with the Administrative Agent.  Each Grantor agrees that the Administrative Agent, for the ratable benefit of the Secured Parties, shall have a security interest in such policies and the proceeds of such policies thereof, and if any loss shall occur during the continuation of an Event of Default, the proceeds relating to the loss or damage of the Equipment or Inventory may be applied to the payment of the Obligations or to the replacement or restoration of the Inventory or Equipment damaged or destroyed, as the Administrative Agent may elect or direct.  After the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to file claims under any insurance policies, to receive receipt and give acquittance for any payments that may be made thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect to the collection, compromise, or settlement of any claims under any of the insurance policies.

SECTION 5.           Reporting and Recordkeeping.  Each Grantor covenants and agrees with the Administrative Agent that from and after the date of this Agreement and until the Secured Obligations have been indefeasibly paid in full in cash:

(a)                                  Maintenance of Records Generally.  Each Grantor will keep and maintain at its own cost and expense records of its Collateral, complete in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with its Collateral.  At the Administrative Agent’s request, during the continuation of an Event of Default, each Grantor will mark its books and records pertaining to its Collateral to evidence this Agreement and the Security Interests.  All Chattel Paper will be marked with the following legend:  “This writing and the obligations evidenced or secured hereby are subject to the security interest of SunTrust Bank, as Administrative Agent.”

For the Administrative Agent’s further security, each Grantor agrees that the Administrative Agent shall have a security interest in all of such Grantor’s books and records pertaining to its Collateral and, upon the occurrence and during the continuation of any Event of Default, such Grantor shall deliver and turn over full and complete copies of any such books and records to the Administrative Agent or to its representatives at any time on demand of the Administrative Agent.  Upon reasonable notice from the Administrative Agent, each Grantor shall permit any representative of the Administrative Agent, to inspect such books and records and will provide photocopies thereof to the Administrative Agent.

(b)                                 Special Provisions Regarding Maintenance of Records and Reporting Re: Accounts, Inventory and Equipment;

(i)                                     Each Grantor shall keep complete and accurate records of its Accounts.  Upon the request of the Administrative Agent, and prior to an Event of Default no more frequently than one time per Fiscal Quarter and without limit after the occurrence and during the continuance of an Event of Default, such Grantor shall deliver to the Administrative Agent all documents, including, without limitation, repayment histories and present status reports, relating to its Accounts so scheduled and such other matters and information relating to the status of its then existing Accounts as the Administrative Agent shall reasonably request.

(ii)                                  In the event any amounts due and owing in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate are in dispute between any Account Debtor and any Grantor, such Grantor shall provide the Administrative Agent with written notice thereof promptly after such Grantor’s learning thereof explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

(iii)                               Each Grantor shall maintain itemized records, accurate in all material respects, itemizing and describing the kind, type, quality, quantity, location and book value of its Inventory and Equipment and shall, upon request by the Administrative Agent, furnish the Administrative Agent with a current schedule containing the foregoing information.

(iv)                              Each Grantor will promptly upon, but in no event later than five (5) Business Days after:

(A)      Such Grantor’s learning thereof, inform the Administrative Agent, in writing, of any delay in such Grantor’s performance of any of its obligations to any Account Debtor and of any assertion of any claims, offsets or counterclaims by any Account Debtor and of any allowances, credits or other monies granted by such Grantor to any Account Debtor, in each case involving amounts in excess of $500,000 in the aggregate for all Accounts of such Account Debtor; and

(B)        Such Grantor’s receipt or learning thereof, furnish to and inform the Administrative Agent of all material adverse information relating to the financial condition of any Account Debtor with respect to Accounts exceeding $50,000 in the aggregate; and

(v)                                 If any Account, arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal Assignment of Claims Act, such Grantor will take any action required or requested by the Administrative Agent to give notice of the Administrative Agent’s security interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local governmental authority; and

(vi)                              Such Grantor at its expense will cause independent public accountants reasonably satisfactory to the Administrative Agent to prepare and deliver to the Administrative Agent promptly upon the Administrative Agent’s request made when any Event of Default exists, the following reports: (A) a reconciliation of all of its Accounts, (B) an aging of all of its Accounts, (C) trial balances, and (D) a test verification of such Accounts.

(c)                                  Further Identification of Collateral.  Each Grantor will if so requested by the Administrative Agent furnish to the Administrative Agent, as often as the Administrative Agent reasonably requests but in no event more frequently than once per calendar quarter and without limit after the occurrence and during the continuance of an Event of Default, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

(d)                                 Notices.  In addition to the notices required by Section 5(b) hereof, each Grantor will advise the Administrative Agent promptly, but in no event later than thirty (30) days after the occurrence thereof, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral that is not expressly permitted by the terms of the Credit Agreement, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the validity, perfection or priority of the Security Interests.

SECTION 6.           General Authority.  Each Grantor hereby irrevocably appoints, so long as any Obligations remain outstanding, the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Grantor, the Administrative Agent or otherwise, for the sole use and benefit of the Administrative Agent on its behalf and on behalf of the Secured Parties, but at such Grantor’s expense, to exercise, at any time (subject to the proviso below) all or any of the following powers:

(i)                                     to file the financing statements, financing statement amendments and continuation statements referred to in Section 4(a)(iii),

(ii)                                  to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

(iii)                               to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

(iv)                              to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

(v)                                 to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided, however, that the powers described in clauses (ii), (iii), (iv) and (v) above may be exercised by the Administrative Agent only if an Event of Default then exists.

SECTION 7.           Events of Default.  Each of the following specified events shall constitute an Event of Default under this Agreement:

(a)                                  The existence or occurrence of any “Event of Default” as provided under the terms of the Credit Agreement;

(b)                                 Any representation or warranty made by or on behalf of any Grantor under or pursuant to this Agreement shall have been false or misleading in any material respect when made; or

(c)                                  Any Grantor shall fail to observe or perform any covenant or agreement set forth in this Agreement other than those referenced in paragraphs (a) and (b) above, and if such failure is capable of being remedied, such failure shall remain unremedied for thirty (30) days after the earlier of (i) any Responsible Officer of any Grantor becomes aware of such failure, or (ii) notice thereof shall have been given to any Grantor by the Administrative Agent or any Secured Party.

SECTION 8.           Remedies upon Event of Default.

(a)                                  If any Event of Default has occurred and is continuing, the Administrative Agent may, without further notice, exercise all rights and remedies under this Agreement or any other Loan Document or that are available to a secured creditor under the UCC or that are otherwise available at law or in equity, at any time, in any order and in any combination, including to collect any and all Secured Obligations from the Grantors, and, in addition, the Administrative Agent may sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory.  The Administrative Agent shall give the Borrower not less than ten (10) days’ prior written notice of the time and place of any sale or other intended disposition of

Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.  Each Grantor agrees that any such notice constitutes “reasonable notification” within the meaning of Section 8.9A-611 of the UCC (to the extent such Section or any successor provision under the UCC is applicable).

(b)                                 The Administrative Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if such Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind.  Each Grantor agrees during an Event of Default to execute and deliver such documents and take such other action as the Administrative Agent deems necessary or advisable in order that any such sale may be made in compliance with law.  Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.  Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of any kind, including any equity or right of redemption of the Grantors.  To the extent permitted by law, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.  The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale.  At any such sale Collateral may be sold in one (1) lot as an entirety or in separate parcels, as the Administrative Agent may determine.  The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice.  The Administrative Agent may, without notice or publication (other than any notices required by this Section 8 or by applicable law), adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.  In case of any sale of all or any part of the Collateral on credit or for future delivery, such Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for such Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.  The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.  The Grantors shall remain liable for any deficiency.

(c)                                  For the purpose of enforcing any and all rights and remedies under this Agreement, the Administrative Agent may (i) require any Grantor to, and each Grantor agrees that it will, at the joint and several expense of the Grantors, and upon the request of the Administrative Agent, forthwith assemble all or any part of its Collateral as directed by the Administrative Agent and make it available at a place designated by the Administrative Agent which is, in the Administrative Agent’s opinion, reasonably convenient to the Administrative Agent and such Grantor, whether at the premises of such Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any such Collateral is or may be located and, without charge or liability to the Administrative Agent, seize and remove such Collateral from such premises, (iii) have access to and use such Grantor’s books and records, computers and software (subject to the terms of applicable licenses) relating to the Collateral, and (iv) prior to the disposition of any of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by such Grantor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Administrative Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used such Grantor.

(d)                                 Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing:

(i)                                     the Administrative Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Grantor in, to and under any Licenses and take or refrain from taking any action under any thereof, and each Grantor hereby releases the Administrative Agent from, and agrees to hold the Administrative Agent free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto except for the Administrative Agent’s gross negligence or willful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction; and

(ii)                                  upon request by the Administrative Agent, each Grantor agrees to execute and deliver to the Administrative Agent powers of attorney, in form and substance satisfactory to the Administrative Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of any Intellectual Property, in each case subject to the terms of the applicable License.  In the event of any such disposition pursuant to this Section, each Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents or Copyrights, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products, to the Administrative Agent.

SECTION 9.           Limitation on Duty of Administrative Agent in Respect of Collateral.  Beyond the duties of a secured party set forth in Sections 8.9A-207 through 8.9A-209 of the UCC, the Administrative Agent shall have no duty as to any Collateral of any Grantor in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral of the Grantors in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property, and the Administrative Agent shall not be liable or responsible for any loss or damage to any of the Grantors’ Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

SECTION 10.         Application of Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral of the Grantors shall be applied by the Administrative Agent in the manner set forth in Section 8.2 of the Credit Agreement.

SECTION 11.         Concerning the Administrative Agent.  The provisions of Article 9 of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect.  In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

(a)                                  The Administrative Agent is authorized to take all such action as is provided to be taken by it as the Administrative Agent hereunder or otherwise permitted under the Credit Agreement and all other action reasonably incidental thereto.  As to any matters not expressly provided for herein or therein, the Administrative Agent may request instructions from the Secured Parties and shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

(b)                                 The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Grantors’ Collateral or for the validity, perfection, priority or enforceability of the Security Interests, whether impaired by operation of law or by reason of any action or omission to act on its part.  The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Grantors.

SECTION 12.         Appointment of Co-Administrative Agents.  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one (1) or more other Persons reasonably acceptable to the Required Lenders and, so long as no Event of Default has occurred or is continuing, the Borrower, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as separate agent or agents on behalf of the Administrative Agent and the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 11 hereof).  Any such Co-Administrative Agent shall have no greater rights than the Administrative Agent under this Agreement.

SECTION 13.         Expenses.  In the event that any Grantor fails to comply with the provisions of the Credit Agreement, this Agreement or any other Loan Document, such that the value of any of its Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Administrative Agent may, but shall not be required to, effect such compliance on behalf of such Grantor, and the Grantors shall jointly and severally reimburse the Administrative Agent for the reasonable and actual costs thereof on demand.  All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping such Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other governmental authority on any of such Collateral, or in respect of periodic appraisals and inspections of such Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors jointly and severally; and if the Grantors fail promptly to pay any portion thereof when due, the Administrative Agent may, at its option, but shall not be required to, pay the same and charge the Grantors’ accounts therefor, and the Grantors agree jointly and severally to reimburse the Administrative Agent therefor on demand.  All sums so paid or incurred by the Administrative Agent for any of the foregoing and any and all other sums for which the Grantors may become liable hereunder and all reasonable costs and expenses (including reasonable attorneys’ fees, legal expenses and court costs) incurred by the Administrative Agent in enforcing or protecting the Security Interests or any of its rights or remedies thereon shall be payable by the Grantors on demand and shall bear interest (after as well as before judgment) until paid at the default rate of interest set forth in the Credit Agreement and shall be additional Secured Obligations hereunder.

SECTION 14.         Termination of Security Interests; Release of Collateral.  Upon the repayment in full in cash of all Secured Obligations, termination of all commitments of the Lenders under the Credit Agreement and the cash collateralization of the LC Exposure, the Security Interests shall terminate and all rights to the Collateral shall revert to the Grantors.  Upon any such termination of the Security Interests or release of such Collateral, the Administrative Agent will promptly upon the Grantor’s request and contemporaneously with any refinancing of the Obligations, at the expense of the Borrower, execute and deliver to the Borrower such documents as the Grantors shall reasonably request, but without recourse or warranty to the Administrative Agent, including but not limited to written authorization to file termination statements to evidence the termination of the Security Interests in such Collateral.

SECTION 15.         Notices.  All notices, requests and other communications to the Grantors or the Administrative Agent hereunder shall be delivered in the manner required by the Credit Agreement and shall be given to the Administrative Agent or any Grantor if addressed or delivered to them at, in the case of the Administrative Agent and the Borrower, its addresses and telecopier numbers specified in the Credit Agreement and in the case of any other Grantors, at their respective addresses and telecopier numbers provided in the Subsidiary Guaranty Agreement.  All such notices and communications shall be deemed to have been duly given at the times set forth in the Credit Agreement.

SECTION 16.         No Waiver; Remedies Cumulative.  No failure or delay on the part of the Administrative Agent in exercising any right or remedy hereunder, and no course of dealing between any Grantor on the one hand and the Administrative Agent or any holder of any Note on the other hand shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder.  The rights and remedies herein and in the other Loan Documents are cumulative and not exclusive of any rights or remedies which the Administrative Agent would otherwise have.  No notice to or demand on the Grantors not required hereunder in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent to any other or further action in any circumstances without notice or demand.

SECTION 17.                           Successors and Assigns.  This Agreement is for the benefit of the Administrative Agent and the Lenders and their permitted successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.  This Agreement shall be binding on the Grantors and their successors and assigns; provided, however, that no Grantor may assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

SECTION 18.                           Amendments.  No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 19.                           Governing Law; Waiver of Jury Trial.

(a)                                  THIS AGREEMENT AND THE RIGHTS AND SECURED OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE COMMONWEALTH OF VIRGINIA, EXCEPT TO THE EXTENT THAT PERFECTION (AND THE EFFECT OF PERFECTION AND NONPERFECTION) AND CERTAIN REMEDIES MAY BE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN VIRGINIA.

(b)                                 THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELVES AND THEIR PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA, NORFOLK DIVISION, AND ANY STATE COURT OF THE COMMONWEALTH OF VIRGINIA SITTING IN THE CITY OF VIRGINIA BEACH, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH VIRGINIA STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE OTHER PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                                  EACH PARTY TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING DESCRIBED IN PARAGRAPH (B) OF THIS SECTION AND BROUGHT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                                 EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THE CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(e)                                  EACH PARTY TO THIS AGREEMENT HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING AMONG THE PARTIES HERETO DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY TO THIS AGREEMENT (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS NOT BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 20.                           Severability.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 21.                           Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one (1) and the same instruments.

SECTION 22.                           Headings Descriptive.  The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its respective duly authorized officers as of the day and year first above written.

JTH TAX, INC., a Delaware corporation

By:		/s/ Mark Baumgartner
Name:		Mark Baumgartner
Title:		Vice President and Chief Financial Officer

LTS PROPERTIES, LLC, a Virginia limited liability company

By:		JTH, TAX, INC.

	By:	/s/ Mark Baumgartner
Mark Baumgartner
Vice President and Chief Financial Officer

LTS SOFTWARE INC., a Virginia corporation

By:		/s/ Mark Baumgartner
Name:		Mark Baumgartner
Title:		Vice President and Chief Financial Officer

WEFILE INC., a Virginia corporation

By:		/s/ Kathleen Curry
Name:		Kathleen Curry
Title:		President and Secretary

[SIGNATURE PAGE TO SECURITY AGREEMENT]

SCHEDULE I

LIST OF UCC FILING OFFICES

Name of Grantor	State	Office(s)
JTH Tax, Inc.	Delaware	Delaware Secretary of State
LTS Properties, LLC	Virginia	Virginia State Corporation Commission
LTS Software Inc.	Virginia	Virginia State Corporation Commission
WeFile Inc.	Virginia	Virginia State Corporation Commission

SCHEDULE II

Grantor’s Exact Legal Name	State of Incorporation	Taxpayer ID Number	Organizational ID Number

JTH Tax, Inc	Delaware	54-1828391	2675402
LTS Properties, LLC	Virginia	47-0886778	S191260-1
LTS Software Inc.	Virginia	20-5069088	0668565-5
WeFile Inc.	Virginia	45-0546450	0583413-0

SCHEDULE III

PERFECTION CERTIFICATE

JTH Tax, Inc., a Delaware corporation (the “Grantor”), hereby certifies, with reference to a certain Security Agreement, dated as of February 26, 2008 (terms defined in such Security Agreement having the same meanings herein as specified therein), from the Grantor in favor of SunTrust Bank, as Administrative Agent, as follows:

1.             Other Names, Etc.  The following is a list of all other names (including trade names or similar appellations) used by the Grantor, or any other business or organization to which the Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

2.             Chief Executive Offices.

(a)                                  The following is the mailing address of the Grantor:

(b)                                 If different from its mailing address, the Grantor’s place of business or, if more than one (1), its chief executive office is located at the following address:

Address	County	State

(c)                                  The following are the other chief executive offices of the Grantor over the last five years:

Address	County	State

3.             Other Current Locations.

(a)                                  The following are all other locations in the United States of America in which the Grantor maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods;

Address	County	State

(b)                                 The following are all other places of business of the Grantor in the United States of America:

Address	County	State

(c)                                  The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

Address	County	State

(d)                                 The following are the names and addresses of all persons or entities other than the Grantor, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment:

Address	County	State

4.             Prior Locations.  Set forth below are all other locations in which tangible assets of the Grantor have been located in the last five years

Address	County	State

6.             Letters of Credit.  Set forth below are all letters of credit under which the Grantor is a beneficiary.

Issuer	Amount	Expiry

7.             Intellectual Property.  Attached hereto as Schedule 7 is a complete list of all United States and foreign patents, copyrights, trademarks, trade names and service marks registered or for which applications are pending in the name of the Grantor.

8.             Securities; Instruments.  Attached hereto as Schedule 8 is a complete list of all stocks, bonds, debentures, notes and other securities and investment property owned by the Grantor.

9.             Bank Accounts.  The following is a complete list of all bank accounts (including securities and commodities accounts) maintained by the Grantor other than bank accounts maintained with the Administrative Agent:

Depository Bank	Bank Address	Type of Account	Acct. No.

IN WITNESS WHEREOF, the Grantor certifies that the foregoing is true and correct as of February 26, 2008.

JTH TAX, INC., a Delaware corporation

By:
Name: Mark Baumgartner
Title: Vice President and Chief Financial Officer

EXHIBIT A

to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of                  , is made between                                   , a                                    (the “Grantor”), and SUNTRUST BANK, a Georgia banking corporation, as the Administrative Agent (the “Administrative Agent”), on its behalf and on behalf of the other banks and lending institutions (the “Lenders”) from time to time party to the Revolving Credit Agreement, dated as of February 26, 2008, by and among JTH Tax, Inc., a Delaware corporation, the Lenders, the Administrative Agent, and SunTrust Bank, as Issuing Bank and as Swingline Lender (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

W I T N E S S E T H :

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Security Agreement, dated as of February 26, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to Section 4(d) of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Administrative Agent and each Secured Party, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the “Patent Collateral”), whether now owned or hereafter acquired or existing by it:

(a)           all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule I attached hereto;

1

(b)           all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)           all patent licenses, including each patent license referred to in Item B of Schedule I attached hereto; and

(d)           all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule I attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule I attached hereto, and all rights corresponding thereto throughout the world.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world (subject to Sections 2 and 4(d) of the Security Agreement), .  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms subject to Section 4 hereof.

SECTION 4.  Release of Security Interest.  Upon (i) the sale, transfer or other disposition of any Patent Collateral in accordance with the Credit Agreement or (ii) the Termination Date, the Administrative Agent shall promptly upon the Grantor’s request and contemporaneously with any refinancing of the Obligations, at the Grantor’s expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.  Loan Document, etc.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 7.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[NAME OF GRANTOR]

By
Title:

SUNTRUST BANK,
as Administrative Agent

By
Title:

3

SCHEDULE I

to Patent Security Agreement

Item A.  Patents

Issued Patents

*Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

*Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications in Preparation

*Country	Docket No.	Expected Filing Date	Inventor(s)	Title

Item B.  Patent Licenses

*Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

*              List items related to the United States first for ease of recordation.  List items related to other countries next, grouped by country and in alphabetical order by country name.

4

EXHIBIT B

to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of                   , is made between                                     , a                                                  (the “Grantor”), and SUNTRUST BANK, a Georgia banking corporation, as the Administrative Agent (the “Administrative Agent”), on its behalf and on behalf of the other banks and lending institutions (the “Lenders”) from time to time party to the Revolving Credit Agreement, dated as of February 26, 2008, by and among JTH Tax, Inc., a Delaware corporation, the Lenders, the Administrative Agent, and SunTrust Bank, as Issuing Bank and as Swingline Lender (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

W I T N E S S E T H :

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Security Agreement, dated as of February 26, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to Section 4(d) of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Administrative Agent each Secured Party, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the “Trademark Collateral”), whether now owned or hereafter acquired or existing by it:

(a)           all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a “Trademark”), now existing anywhere in the world or hereafter adopted or

1

acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule I attached hereto;

(b)           all Trademark licenses, including each Trademark license referred to in Item B of Schedule I attached hereto;

(c)           all reissues, extensions or renewals of any of the items described in clause (a) and (b);

(d)           all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

(e)           all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Schedule I attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world (subject to Sections 2 and 4(d) of the Security Agreement).  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms subject to Section 4 hereof.

SECTION 4.  Release of Security Interest.  Upon (i) the sale, transfer or other disposition of any Trademark Collateral in accordance with the Credit Agreement or (ii) the Termination Date, the Administrative Agent shall promptly upon the Grantor’s request and contemporaneously with any refinancing of the Obligations, at the Grantor’s expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

2

SECTION 6.  Loan Document, etc.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 7.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[NAME OF GRANTOR]

By
Title:

SUNTRUST BANK
as Administrative Agent

By
Title:

3

SCHEDULE I

to Trademark Security Agreement

Item A.  Trademarks

Registered Trademarks

*Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

*Country	Trademark	Serial No.	Filing Date

Trademark Applications in Preparation

*Country	Trademark	Docket No.	Expected Filing Date	Products/ Services

Item B.  Trademark Licenses

*Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

*              List items related to the United States first for ease of recordation.  List items related to other countries next, grouped by country and in alphabetical order by country name.

4

EXHIBIT C

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of                       , is made between                                            , a                                                (the “Grantor”), and SUNTRUST BANK, a Georgia banking corporation, as the Administrative Agent (the “Administrative Agent”), on its behalf and on behalf of the other banks and lending institutions (the “Lenders”) from time to time party to the Revolving Credit Agreement, dated as of February 26, 2008, by and among JTH Tax, Inc., a Delaware corporation the Lenders, the Administrative Agent, and SunTrust Bank, as Issuing Bank and as Swingline Lender (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

W I T N E S S E T H :

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Security Agreement, dated as of February 26, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to Section 4(d) of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Administrative Agent and each Secured Party, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the “Copyright Collateral”), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule I attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I

5

attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world (subject to Sections 2 and 4(d) of the Security Agreement).  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms subject to Section 4.

SECTION 4.  Release of Security Interest.  Upon (i) the sale, transfer or other disposition of any Copyright Collateral in accordance with the Credit Agreement or (ii) the Termination Date, the Administrative Agent shall promptly upon the Grantor’s request and contemporaneously with any refinancing of the Obligations, at the Grantor’s expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.  Loan Document, etc.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 7.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

6

[NAME OF GRANTOR]

By
Title:

SUNTRUST BANK
as Administrative Agent

By
Title:

7